UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-02383

ALLIANCEBERNSTEIN BOND FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: October 31, 2007

Date of reporting period: October 31, 2007

ITEM 1.	REPORTS TO STOCKHOLDERS.

ANNUAL REPORT

AllianceBernstein Bond Fund

Intermediate Bond Portfolio

October 31, 2007

Annual Report

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund’s prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein® at (800) 227-4618. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein Investments, Inc. is an affiliate of AllianceBernstein L.P., the manager of the AllianceBernstein funds, and is a member of FINRA.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

December 20, 2007

Annual Report

This report provides management’s discussion of fund performance for AllianceBernstein Bond Fund Intermediate Bond Portfolio (the “Portfolio”) for the annual reporting period ended October 31, 2007. On August 2, 2007, the Board of Directors (the “Board”) of the Portfolio approved certain changes to the Portfolio’s investment policies, including the removal of the requirement to invest at least 80% of its net assets in “investment-grade fixed-income securities” and the removal of the requirement to fully hedge its foreign currency exposure. The Board adopted a new policy under which the Portfolio invests at least 80% of its net assets in “fixed-income securities.” The Portfolio may now invest up to 25% (compared to the former limitation of up to 20%) of its portfolio in below investment-grade fixed-income securities. These changes became effective as of November 5, 2007. Also on this date, the Portfolio acquired the AllianceBernstein U.S. Government Portfolio.

Investment Objective and Policies

This open-end Portfolio’s investment objective is to generate income and price appreciation without assuming what the Adviser considers undue risk. The Portfolio invests, under normal circumstances, at least 80% of its net assets in fixed-income securities. The Portfolio expects to invest in readily marketable fixed-income securities with a range of maturities from short- to long-term and relatively attractive yields that do not involve undue risk of loss of capital. The Portfolio expects to invest in fixed-income securities with a dollar-weighted average maturity of generally between three to ten years and an average duration of three to six years. The Portfolio may invest up to 25% of its net assets in below investment-grade bonds. The Portfolio may invest without limit in U.S. dollar-denominated foreign fixed-income securities, and may invest up to 25% of its assets in non-U.S. dollar-denominated fixed-income securities. These investments may include, in each case, developed and emerging market debt securities. The Portfolio may invest in mortgage-related and other asset-backed securities, loan participations, inflation-protected securities, structured securities, variable, floating, and inverse floating rate instruments, preferred stock, and may use other investment techniques. The Portfolio may use leverage for investment purposes. The Portfolio intends, among other things, to enter into transactions such as reverse repurchase agreements and dollar rolls. The Portfolio may invest, without limit, in derivatives, such as options, futures, forwards or swap agreements.

Investment Results

The table on page 5 shows the Portfolio’s performance compared to its benchmark, the Lehman Brothers (LB) U.S. Aggregate Index, which is a standard measure of the performance of a basket of unmanaged debt securities, for the six- and 12-month periods ended October 31, 2007.

The Portfolio’s Class A shares without sales charges underperformed the benchmark for both the six- and

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	1

12-month periods ended October 31, 2007. The Portfolio’s exposure to subprime-related asset-backed securities (ABS) and collateralized debt obligations (CDOs), as well as Alt-A mortgage securities, detracted from performance despite their AAA and AA ratings. (Alt-A, or ‘alternative’ mortgages are home loans made with less than full documentation.) Yield curve positioning also detracted from Portfolio performance.

For the 12-month period, the Portfolio’s emerging market and hedged non-U.S. government holdings contributed positively to performance, as did the underweight to corporates and overweight to commercial mortgage-backed securities (CMBS).

For the six-month period, the following positions detracted from the Portfolio’s performance: an underweight in Treasuries and Agencies; exposure to subprime-related ABS and CDOs as well as Alt-A mortgage securities; an overweight in CMBS; positions in high yield, emerging markets and non-dollar as well as yield curve positioning. Alternately, corporate security selection was a positive contributor to Portfolio performance for the six-month period.

In January of 2007, proceeds were received and credited to the Portfolio resulting from the WorldCom class action settlement. The addition of these proceeds positively impacted the Portfolio’s relative performance for both the six- and 12-month periods ended October 31, 2007.

Market Review and Investment Strategy

The first few months of the annual period saw a broad-based rally in both the fixed-income and equity markets, as the economy signaled slower growth and the U.S. Federal Reserve (the “Fed”) ended its interest-rate hike cycle. In the second half of the annual reporting period, concerns regarding U.S. subprime mortgages led to dramatic market volatility, reduced access to credit for consumers and corporations, and worries that the broader economy would be negatively impacted by the subprime crisis. Reacting to these concerns, the Fed cut the fed funds rate twice in September and October of 2007, by a total of 75 basis points to 4.50%.

Concerns regarding the subprime issue caused spreads in non-Treasury sectors to widen dramatically in June, July and August of 2007. There was heightened demand for U.S. Treasuries during this period as investors sought less-risky assets in light of subprime market volatility. U.S. Treasuries returned 5.91% during the period, according to Lehman Brothers, outperforming other sectors of the U.S. fixed-income market. Other fixed-income sectors underperformed Treasuries, with CMBS and ABS posting the weakest returns for the annual period at 3.88% and 4.12%, respectively. Investment-grade corporates returned 4.34% and mortgage-backed securities (MBS) posted 5.68%.

2	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

During the 12-month reporting period, the Portfolio held a neutral- to shorter-than-benchmark duration and an underweight position in U.S government bonds. The Portfolio was also overweighted in both mortgages and CMBS as sources of high-quality incremental yield. The Core Fixed Income Investment Team (the “Team”) maintained an underweight position in investment-grade corporates due to historically tight spreads, a flat yield curve and increased event risk. The Portfolio’s corporate underweight was focused on longer maturity corporates, which are inherently more vulnerable to event risk. The Team continued to employ hedged non-U.S. government bonds, which offered an attractive yield over domestic bonds.

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	3

HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance

The performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

The investment return and principal value of an investment in the Portfolio will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Portfolio carefully before investing. For a free copy of the Portfolio’s prospectus, which contains this and other information, visit our website at www.alliancebernstein.com or call your financial advisor or AllianceBernstein Investments at 800.227.4618. You should read the prospectus carefully before you invest.

All fees and expenses related to the operation of the Portfolio have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Portfolio’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (3% year 1, 2% year 2, 1% year 3, 0% year 4); a 1% 1 year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

The unmanaged Lehman Brothers (LB) U.S. Aggregate Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Index covers the U.S. investment-grade fixed-rate bond market, including government and credit securities, agency mortgage pass-through securities, asset-backed securities and commercial mortgage-backed securities. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolio.

A Word About Risk

The Portfolio may invest in convertible debt securities, preferred stock and dividend-paying stocks, U.S. government obligations and foreign fixed-income securities. The Portfolio may invest in mortgage-related and other asset-backed securities which are subject to prepayment risk; the risk that early payments on principal on some mortgage-related securities may occur during periods of falling mortgage rates and expose the Portfolio to a lower rate of return upon reinvestment of principal. The Portfolio may invest a portion of its assets in foreign securities, including emerging markets, which may magnify fluctuations. Price fluctuations may also be caused by changes in interest rates or bond credit quality ratings. These changes have a greater effect on bonds with longer maturities than on those with shorter maturities. Please note, as interest rates rise, existing bond prices fall and can cause the value of your investment in the Portfolio to decline. Investments in the Portfolio are not guaranteed because of fluctuation in the net asset value of the underlying fixed-income related investments. Similar to direct bond ownership, bond funds have the same interest rate, inflation and credit risks that are associated with the underlying bonds owned by the Portfolio. Portfolio purchasers should understand that, in contrast to owning individual bonds, there are ongoing fees and expenses associated with owning shares of bond funds. The Portfolio may invest in high yield bonds, otherwise known as “junk bonds”, which involves a greater risk of default and price volatility than other bonds. Investing in below-investment grade presents special risks, including credit risk. The Portfolio is also subject to leverage risk. When a fund borrows money or otherwise leverages its portfolio, it may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of a fund’s investments. A fund may create leverage through the use of reverse repurchase agreements, forward contracts or dollar rolls or by borrowing money. While the Portfolio invests principally in bonds and other fixed-income securities, the Portfolio may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in the Portfolio’s prospectus.

(Historical Performance continued on next page)

4	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

THE PORTFOLIO VS. ITS BENCHMARK PERIODS ENDED OCTOBER 31, 2007	Returns
	6 Months	12 Months
AllianceBernstein Bond Fund Intermediate Bond Portfolio†
Class A	1.52%	4.79%

Class B	0.96%	3.96%

Class C	1.17%	4.07%

Advisor Class*	1.67%	5.11%

Class R*	1.41%	4.57%

Class K*	1.56%	4.84%

Class I*	1.67%	5.10%

Lehman Brothers U.S. Aggregate Index	2.68%	5.38%

*  Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

†  Reflects the positive impact of proceeds related to class action settlements that were originated from individual fund holdings. For further information, please visit:

    www.alliancebernstein.com/CmsObjectABD/PDF/HistoricalPricing/settlements.pdf.

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO

7/1/99* TO 10/31/07

*	Since inception of the Portfolio’s Class A shares on 7/1/99.

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Bond Fund Intermediate Bond Portfolio Class A shares (from 7/1/99 to 10/31/07) as compared to the performance of its benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Portfolio and assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance and Benchmark disclosures on page 4.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	5

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF OCTOBER 31, 2007
	NAV Returns	SEC Returns	SEC Yields**

Class A Shares			4.30%
1 Year	4.79%	0.35%
5 Years	3.87%	2.98%
Since Inception*	5.26%	4.71%

Class B Shares			3.31%
1 Year	3.96%	0.96%
5 Years	3.23%	3.23%
Since Inception*	4.73%	4.73%

Class C Shares			3.80%
1 Year	4.07%	3.07%
5 Years	3.17%	3.17%
Since Inception*	4.51%	4.51%

Advisor Class Shares†			4.79%
1 Year	5.11%	5.11%
5 Years	4.20%	4.20%
Since Inception*	5.49%	5.49%

Class R Shares†			4.29%
1 Year	4.57%	4.57%
Since Inception*	3.57%	3.57%

Class K Shares†			4.54%
1 Year	4.84%	4.84%
Since Inception*	3.81%	3.81%

Class I Shares†			4.79%
1 Year	5.10%	5.10%
Since Inception*	4.03%	4.03%

The Fund’s prospectus fee table shows the Fund’s total annual operating expense ratios as 1.35%, 2.11%, 2.08%, 1.03%, 1.58%, 1.29% and 0.90% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Fund’s annual operating expense ratios to .85%, 1.55%, 1.55%, .55%, 1.05%, .80% and .55% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I, respectively. These waivers/reimbursements extend through October 31, 2009 and then may be extended by the Adviser for additional one-year terms.

*	Inception dates: 7/1/99 for Class A, Class B and Class C shares; 10/10/00 for Advisor Class shares; 11/3/03 for Class R shares; 3/1/05 for Class K and Class I shares.

**	SEC yields are calculated based on SEC guidelines for the 30-day period ended October 31, 2007.

†	These share classes are offered at net asset value (NAV) to eligible investors and their SEC returns are the same as the NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

See Historical Performance disclosures on page 4.

(Historical Performance continued on next page)

6	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2007)
SEC Returns

Class A Shares
1 Year	0.32%
5 Years	2.76%
Since Inception*	4.68%

Class B Shares
1 Year	1.30%
5 Years	3.05%
Since Inception*	4.69%

Class C Shares
1 Year	3.05%
5 Years	2.96%
Since Inception*	4.49%

Advisor Class Shares†
1 Year	5.08%
5 Years	3.97%
Since Inception*	5.45%

Class R Shares†
1 Year	4.55%
Since Inception*	3.48%

Class K Shares†
1 Year	4.81%
Since Inception*	3.68%

Class I Shares†
1 Year	5.18%
Since Inception*	3.94%

*	Inception dates: 7/1/99 for Class A, Class B and Class C shares; 10/10/00 for Advisor Class shares; 11/3/03 for Class R shares; 3/1/05 for Class K and Class I shares.

†	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

See Historical Performance disclosures on page 4.

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	7

Historical Performance

FUND EXPENSES

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value May 1, 2007		Ending Account Value October 31, 2007		Expenses Paid During Period*
	Actual	Hypothetical	Actual	Hypothetical**	Actual	Hypothetical
Class A	$1,000	$1,000	$1,015.21	$1,020.27	$4.98	$4.99
Class B	$1,000	$1,000	$1,009.55	$1,015.73	$9.52	$9.55
Class C	$1,000	$1,000	$1,011.66	$1,016.74	$8.52	$8.54
Advisor Class	$1,000	$1,000	$1,016.74	$1,021.78	$3.46	$3.47
Class R	$1,000	$1,000	$1,014.10	$1,019.26	$5.99	$6.01
Class K	$1,000	$1,000	$1,015.59	$1,020.52	$4.72	$4.74
Class I	$1,000	$1,000	$1,016.71	$1,021.78	$3.46	$3.47

*	Expenses are equal to the classes’ annualized expense ratios of 0.98%, 1.88%, 1.68%, 0.68%, 1.18%, 0.93% and 0.68%, respectively, multiplied by the average account value over the period, multiplied by 184/365 ( to reflect the one-half year period ).

**	Assumes 5% return before expenses.

8	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Fund Expenses

PORTFOLIO SUMMARY

October 31, 2007

PORTFOLIO STATISTICS

Net Assets ($mil): $116.8

*	All data are as of October 31, 2007. The Portfolio’s security type breakdown is expressed as a percentage of total investments and may vary over time.

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	9

Portfolio Summary

PORTFOLIO OF INVESTMENTS

October 31, 2007

	Principal Amount (000)	U.S. $ Value

MORTGAGE PASS-THRU’S – 40.1%
Fixed Rate 30-Year – 32.2%
Federal Gold Loan Mortgage Corp.
Series 2005 4.50%, 8/01/35-10/01/35(a)	$1,886	$1,757,904
Series 2007 6.00%, 8/01/37(a)	1,382	1,391,469
7.00%, 2/01/37(a)	1,355	1,406,100
Federal Home Loan Mortgage Corp.
Series 2005 4.50%, 11/01/35(a)	836	779,497
Series 2007 5.50%, 7/01/35(a)	449	443,623
6.00%, 8/01/37(a)	507	510,225
Federal National Mortgage Association
6.50%, TBA	4,200	4,298,440
Series 2003 5.00%, 11/01/33(a)	448	431,100
5.50%, 4/01/33-7/01/33(a)	4,297	4,245,977
Series 2004 5.50%, 4/01/34-11/01/34(a)	2,142	2,116,251
6.00%, 9/01/34(a)	863	870,914
Series 2005 4.50%, 8/01/35(a)	1,355	1,263,309
5.50%, 2/01/35-7/01/35(a)	3,279	3,238,188
Series 2006 5.00%, 2/01/36(a)	3,110	2,988,449
5.50%, 1/01/36-7/01/36(a)	7,287	7,188,904
Series 2007 4.50%, 9/01/35(a)	990	924,801
5.00%, 7/01/36(a)	496	477,433
5.50%, 2/01/36-9/01/36(a)	2,214	2,184,253
6.00%, 4/01/37-8/01/37(a)	1,136	1,144,122

		37,660,959

Agency ARMS – 3.7%
Federal Home Loan Mortgage Corp.
Series 2006
5.956%, 1/01/37(a)(b)	536	540,786
Series 2007 5.982%, 12/01/36(a)(b)	402	406,134
6.056%, 12/01/36(a)(b)	568	574,260
Federal National Mortgage Association
Series 2006 5.466%, 5/01/36(a)(b)	160	161,536
5.805%, 3/01/36(a)(b)	576	582,716
5.92%, 6/01/36(a)(b)	401	405,754
Series 2007 5.771%, 1/01/37(a)(b)	786	795,038

10	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

6.022%, 11/01/36(a)(b)	$207	$209,634
6.102%, 3/01/37(a)(b)	583	592,072

		4,267,930

Fixed Rate 15-Year – 2.5%
Federal Gold Loan Mortgage Corp.
Series 2006
5.00%, 4/01/21(a)	818	806,105
Federal National Mortgage Association
Series 2005
5.00%, 4/01/19-9/01/20(a)	2,145	2,120,701

		2,926,806

Non-Agency ARMS – 1.7%
Citigroup Mortgage Loan Trust, Inc.
Series 2005-2, Class 1A4
5.107%, 5/25/35(a)(c)	609	600,196
Series 2006-AR1, Class 3A1
5.50%, 3/25/36(a)(b)	729	723,595
Indymac Index Mortgage Loan Trust
Series 2006-AR7, Class 4A1
6.229%, 5/25/36(a)(c)	320	321,888
Residential Funding Mortgage Securities, Inc.
Series 2005-SA3, Class 3A
5.236%, 8/25/35(a)(c)	405	395,675

		2,041,354

Total Mortgage Pass-Thru’s (cost $47,030,394)		46,897,049

CORPORATES - INVESTMENT GRADES – 19.8%
Industrial – 11.4%
Basic – 0.7%
The Dow Chemical Co.
7.375%, 11/01/29(a)	20	21,958
International Paper Co.
5.30%, 4/01/15(a)	235	227,512
International Steel Group, Inc.
6.50%, 4/15/14(a)	150	153,988
Lubrizol Corp.
4.625%, 10/01/09(a)	150	148,792
Westvaco Corp.
8.20%, 1/15/30(a)	85	91,834
Weyerhaeuser Co.
5.95%, 11/01/08(a)	202	203,440

		847,524

Capital Goods – 0.8%
Hutchison Whampoa International, Ltd.
7.45%, 11/24/33(a)(d)	216	244,620

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	11

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Textron Financial Corp.
4.125%, 3/03/08(a)	$160	$159,597
Tyco International Group, SA
6.00%, 11/15/13(a)	195	197,705
Waste Management, Inc.
6.875%, 5/15/09(a)	250	257,904

		859,826

Communications - Media – 1.7%
British Sky Broadcasting Group PLC
6.875%, 2/23/09(a)	86	87,915
BSKYB Finance UK PLC
5.625%, 10/15/15(a)(d)	270	261,695
Comcast Cable Communications Holdings, Inc.
9.455%, 11/15/22(a)	174	224,664
Comcast Cable Communications LLC
6.875%, 6/15/09(a)	287	294,294
Comcast Cable Communications, Inc.
6.20%, 11/15/08(a)	64	64,590
Comcast Corp.
5.50%, 3/15/11(a)	313	314,863
News America, Inc.
6.55%, 3/15/33(a)	142	141,181
RR Donnelley & Sons Co.
4.95%, 4/01/14(a)	85	80,601
Time Warner Entertainment Co.
8.375%, 3/15/23(a)	325	383,331
WPP Finance Corp.
5.875%, 6/15/14(a)	149	153,446

		2,006,580

Communications - Telecommunications – 3.7%
AT&T Corp.
8.00%, 11/15/31(a)	80	99,293
British Telecommunications PLC
8.625%, 12/15/10(a)	524	576,490
Embarq Corp.
6.738%, 6/01/13(a)	25	25,996
7.082%, 6/01/16(a)	470	491,213
New Cingular Wireless Services, Inc.
7.875%, 3/01/11(a)	225	243,750
8.75%, 3/01/31(a)	126	162,927
Qwest Corp.
7.875%, 9/01/11(a)	285	300,675
8.875%, 3/15/12(a)	210	229,950
Sprint Capital Corp.
8.375%, 3/15/12(a)	626	683,688
Telecom Italia Capital SA
4.00%, 11/15/08-1/15/10(a)	745	729,825
6.375%, 11/15/33(a)	110	109,540

12	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Verizon Communications, Inc.
4.90%, 9/15/15(a)	$180	$173,964
Verizon New Jersey, Inc.
Series A
5.875%, 1/17/12(a)	220	225,003
Vodafone Group PLC
5.50%, 6/15/11(a)	295	297,746

		4,350,060

Consumer Cyclical - Automotive – 0.1%
DaimlerChrysler North America
4.875%, 6/15/10(a)	137	136,264

Consumer Cyclical - Other – 0.8%
Centex Corp.
5.45%, 8/15/12(a)	309	275,805
Starwood Hotels & Resorts Worldwide, Inc.
7.375%, 11/15/15(a)	224	232,997
7.875%, 5/01/12(a)	235	250,387
Toll Brothers Finance Corp.
5.15%, 5/15/15(a)	35	31,360
6.875%, 11/15/12(a)	120	117,140

		907,689

Consumer Non-Cyclical – 1.9%
Altria Group, Inc.
7.75%, 1/15/27(a)	220	272,896
Bunge Ltd Finance Corp.
5.10%, 7/15/15(a)	130	122,070
Cadbury Schweppes US Finance LLC
5.125%, 10/01/13(a)(d)	310	299,681
ConAgra Foods, Inc.
7.875%, 9/15/10(a)	120	128,997
Fisher Scientific International, Inc.
6.125%, 7/01/15(a)	36	35,805
6.75%, 8/15/14(a)	53	54,040
Reynolds American, Inc.
7.25%, 6/01/13(a)	285	302,779
7.625%, 6/01/16(a)	280	302,937
Safeway, Inc.
4.125%, 11/01/08(a)	96	95,509
6.50%, 3/01/11(a)	82	84,856
Tyson Foods, Inc.
6.85%, 4/01/16(a)	290	301,624
Wyeth
5.50%, 2/01/14(a)	233	233,641

		2,234,835

Energy – 0.6%
Amerada Hess Corp.
7.875%, 10/01/29(a)	98	115,024
Gazprom 6.212%, 11/22/16	605	594,533

		709,557

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	13

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Technology – 1.1%
Cisco Systems, Inc.
5.25%, 2/22/11(a)	$120	$121,269
Electronic Data Systems Corp.
Series B
6.50%, 8/01/13(a)	357	361,503
International Business Machines Corp.
4.375%, 6/01/09(a)	75	74,908
Motorola, Inc.
6.50%, 9/01/25(a)	165	161,108
7.50%, 5/15/25(a)	30	31,382
7.625%, 11/15/10(a)	28	29,888
Oracle Corp.
5.25%, 1/15/16(a)	280	275,589
Xerox Corp.
7.625%, 6/15/13(a)	60	62,378
9.75%, 1/15/09(a)	194	203,663

		1,321,688

		13,374,023

Financial Institutions – 6.1%
Banking – 2.8%
Bank of Tokyo-Mitsubishi UFJ L
7.40%, 6/15/11(a)	100	107,684
Barclays Bank PLC
8.55%, 6/15/11(a)(c)(d)	339	364,630
BOI Capital Funding Number 2
5.571%, 2/01/16(a)(c)(d)	115	105,720
Citicorp
6.375%, 11/15/08(a)	54	54,822
Huntington National Bank
4.375%, 1/15/10(a)	183	179,570
MUFG Capital Finance 1 Ltd.
6.346%, 7/25/16(a)(c)	115	109,646
RBS Capital Trust III
5.512%, 9/30/14(a)(c)	358	335,356
Resona Preferred Global Securities
7.191%, 7/30/15(a)(c)(d)	176	176,741
Sumitomo Mitsui Banking Corp.
5.625%, 10/15/15(a)(c)(d)	107	99,881
UBS Preferred Funding Trust I
8.622%, 10/01/10(a)(c)	230	249,586
UFJ Finance Aruba AEC
6.75%, 7/15/13(a)	172	181,261
Wachovia Capital Trust III
5.80%, 3/15/11(a)(c)	235	233,132
Washington Mutual, Inc.
4.00%, 1/15/09(a)	400	391,882
4.20%, 1/15/10(a)	25	24,220

14	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Wells Fargo & Co.
4.20%, 1/15/10(a)	$457	$450,041
Zions Bancorporation
5.50%, 11/16/15(a)	170	163,052

		3,227,224

Brokerage – 0.8%
The Bear Stearns Co., Inc.
5.55%, 1/22/17(a)	315	294,498
7.625%, 12/07/09(a)	123	127,925
The Goldman Sachs Group, Inc.
3.875%, 1/15/09(a)	232	229,539
7.35%, 10/01/09(a)	63	65,496
Lehman Brothers Holdings, Inc.
6.50%, 7/19/17(a)	97	97,691
Series MTNG
4.80%, 3/13/14(a)	79	74,927
Merrill Lynch & Co., Inc.
6.00%, 2/17/09(a)	86	86,086

		976,162

Finance – 1.8%
American General Finance Corp.
4.625%, 5/15/09(a)	530	525,094
Capital One Bank
4.25%, 12/01/08(a)	300	297,025
Capital One Financial Corp.
5.50%, 6/01/15(a)	37	35,383
CIT Group, Inc.
5.85%, 9/15/16(a)	290	276,017
Countrywide Financial Corp.
5.80%, 6/07/12(a)	59	50,800
6.25%, 5/15/16(a)	170	135,304
Countrywide Home Loans, Inc.
Series MTNL
4.00%, 3/22/11(a)	6	5,094
HSBC Finance Corp.
7.00%, 5/15/12(a)	155	164,090
iStar Financial, Inc.
5.15%, 3/01/12(a)	176	160,647
5.65%, 9/15/11(a)	170	157,146
SLM Corp. 5.375%, 1/15/13(a)	310	279,430

		2,086,030

Insurance – 0.7%
The Allstate Corp. 6.125%, 5/15/17(a)(c)	280	273,804
Assurant, Inc. 5.625%, 2/15/14(a)	92	90,330

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	15

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Humana, Inc. 6.30%, 8/01/18(a)	$166	$167,397
Liberty Mutual Group, Inc. 5.75%, 3/15/14(a)(d)	167	165,960
WellPoint, Inc. 3.75%, 12/14/07(a)	73	72,880

		770,371

		7,059,787

Utility – 2.3%
Electric – 1.8%
Carolina Power & Light Co. 6.50%, 7/15/12(a)	345	362,528
Consumers Energy Co. Series C 4.25%, 4/15/08(a)	116	115,503
Exelon Corp. 6.75%, 5/01/11(a)	280	291,764
FirstEnergy Corp. Series C 7.375%, 11/15/31(a)	279	304,584
MidAmerican Energy Holdings Co. 5.875%, 10/01/12(a)	162	165,884
Nisource Finance Corp. 7.875%, 11/15/10(a)	154	164,815
Progress Energy, Inc. 7.10%, 3/01/11(a)	109	114,853
Public Service Company of Colorado 7.875%, 10/01/12(a)	176	196,046
SPI Electricity & Gas Australia Holdings Pty Ltd. 6.15%, 11/15/13(a)(d)	283	288,418
Wisconsin Energy Corp. 6.25%, 5/15/67(a)(c)	140	134,481

		2,138,876

Natural Gas – 0.5%
Duke Energy Field Services Corp. 7.875%, 8/16/10(a)	94	100,524
Enterprise Products Operating LP Series B 5.60%, 10/15/14(a)	157	155,258
TransCanada Pipelines Ltd. 6.35%, 5/15/67(a)(c)	310	299,925

		555,707

		2,694,583

Total Corporates - Investment Grades (cost $23,370,203)		23,128,393

16	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

COMMERCIAL MORTGAGE-BACKED SECURITIES – 10.7%
Non-Agency Fixed Rate CMBS – 6.3%
Banc of America Commercial Mortgage, Inc.
Series 2001-PB1, Class A2 5.787%, 5/11/35(a)	$296	$301,446
Series 2004-4, Class A3 4.128%, 7/10/42(a)	365	358,700
Series 2004-6, Class A2 4.161%, 12/10/42(a)	480	470,803
Credit Suisse First Boston Mortgage Securities Corp.
Series 2003-CK2, Class A2 3.861%, 3/15/36(a)	284	281,796
GE Capital Commercial Mortgage Corp.
Series 2005-C3, Class A3FX 4.863%, 7/10/45(a)	585	579,135
Greenwich Capital Commercial Funding Corp.
Series 2003-C1, Class A4 4.111%, 7/05/35(a)	388	364,939
Series 2005-GG3, Class A2 4.305%, 8/10/42(a)	642	630,768
JPMorgan Chase Commercial Mortgage Securities Corp.
Series 2005-LDP3, Class A2 4.851%, 8/15/42(a)	515	508,989
Series 2005-LDP4, Class A2 4.79%, 10/15/42(a)	365	360,299
LB-UBS Commercial Mortgage Trust
Series 2003-C3, Class A4 4.166%, 5/15/32(a)	555	522,989
Series 2004-C8, Class A2 4.201%, 12/15/29(a)	381	373,805
Series 2005-C1, Class A4 4.742%, 2/15/30(a)	426	405,201
Merrill Lynch Mortgage Trust
Series 2005-MKB2, Class A2 4.806%, 9/12/42(a)	785	778,291
Morgan Stanley Capital I
Series 2005-HQ5, Class A4 5.168%, 1/14/42(a)	944	920,181
Series 2005-T17, Class A5 4.78%, 12/13/41(a)	405	385,902

		7,243,244

Non-Agency Variable Rate CMBS – 4.4%
Bear Stearns Commercial Mortgage Securities, Inc. Series 2005-T18, Class A4 4.933%, 2/13/42(a)(c)	610	585,569
Series 2006-PW12, Class A4 5.711%, 9/11/38(a)(c)	290	293,194

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	17

Portfolio of Investments

	Principal Amount (000)		U.S. $ Value

Citigroup Commercial Mortgage Trust
Series 2004-C1, Class A4 5.356%, 4/15/40(a)(c)		$560	$559,692
Credit Suisse First Boston Mortgage Securities Corp.
Series 2004-C1, Class A4 4.75%, 1/15/37(a)(c)		180	173,287
Series 2005-C1, Class A4 5.014%, 2/15/38 (a)(c)		534	513,919
Credit Suisse Mortgage Capital Certificates
Series 2006-C3, Class A3 5.827%, 6/15/38(a)(c)		265	269,700
GS Mortgage Securities Corp. II
Series 2004-GG2, Class A6 5.396%, 8/10/38(a)(c)		375	372,856
JPMorgan Chase Commercial Mortgage Securities Corp.
Series 2005-LDP1, Class A4 5.038%, 3/15/46(a)(c)		649	625,029
Series 2006-CB14, Class A4 5.481%, 12/12/44(a)(c)		250	248,230
Series 2006-CB15, Class A4 5.814%, 6/12/43(a)(c)		375	379,458
LB-UBS Commercial Mortgage Trust
Series 2004-C4, Class A4 5.122%, 6/15/29(a)(c)		195	195,005
Series 2005-C7, Class A4 5.197%, 11/15/30(a)(c)		435	423,804
Merrill Lynch Mortgage Trust
Series 2005-CKI1, Class A6 5.244%, 11/12/37(a)(c)		360	353,142
Merrill Lynch/Countrywide Commercial Mortgage Trust
Series 2006-2, Class A4 5.91%, 6/12/46(a)(c)		220	225,116

			5,218,001

Total Commercial Mortgage-Backed Securities (cost $12,639,189)			12,461,245

GOVERNMENT-RELATED - SOVEREIGNS – 7.1%
Japan Government
Series 253 0.80%, 2/15/09(a)	JPY	461,000	4,001,735
Series 48 0.70%, 6/20/10(a)		223,500	1,926,639
Mexican Bonos Series MI10 8.00%, 12/19/13(a)	MXN	24,590	2,326,969

Total Government-Related - Sovereigns (cost $8,152,513)			8,255,343

18	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

ASSET-BACKED SECURITIES – 4.3%
Home Equity Loans - Floating Rate – 3.0%
Asset Backed Funding Certificates
Series 2003-WF1, Class A2 5.881%, 12/25/32(a)(b)	$169	$168,714
Bear Stearns Asset Backed Securities, Inc.
Series 2005-SD1, Class 1A1 5.281%, 4/25/22(a)(b)	22	21,243
Countrywide Asset-Backed Certificates
Series 2007-S1, Class A3 5.81%, 11/25/36(a)(c)	600	519,654
Credit-Based Asset Servicing & Securities, Inc.
Series 2005-CB7, Class AF2 5.147%, 11/25/35(a)(e)	222	220,716
GE-WMC Mortgage Securities LLC
Series 2005-2, Class A2B 5.043%, 12/25/35(a)(b)	365	363,175
HFC Home Equity Loan Asset Backed Certificates
Series 2005-3, Class A1 5.258%, 1/20/35(a)(b)	223	216,094
Series 2007-2, Class M1 5.308%, 7/20/36(a)(b)	600	480,000
HSI Asset Securitization Corp. Trust
Series 2006-OPT2, Class 2A1 5.211%, 1/25/36(a)(b)	81	80,680
Series 2006-OPT2, Class M2 5.263%, 1/25/36(a)(b)	205	147,237
Morgan Stanley Mortgage Loan Trust
Series 2006-11, Class 1A2 6.354%, 8/25/36(a)(c)	375	376,631
Newcastle Mortgage Securities Trust
Series 2007-1, Class 2A1 5.261%, 4/25/37(a)(b)	527	522,916
RAAC Series
Series 2006-SP3, Class A1 4.953%, 8/25/36(a)(b)	145	143,962
Residential Asset Mortgage Products, Inc.
Series 2005-RS3, Class AIA2 5.043%, 3/25/35(a)(b)	131	130,213
Saxon Asset Securities Trust
Series 2005-4, Class A2B 5.053%, 11/25/37(a)(b)	176	175,581
Soundview Home Equity Loan Trust
Series 2007-OPT1, Class M6 6.073%, 6/25/37(a)(b)	120	48,000

		3,614,816

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	19

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Home Equity Loans - Fixed Rate – .7%
Citifinancial Mortgage Securities, Inc.
Series 2003-1, Class AFPT 3.36%, 1/25/33(a)(e)	$150	$133,545
Credit-Based Asset Servicing & Securities, Inc.
Series 2003-CB1, Class AF 3.45%, 1/25/33(a)(e)	316	300,479
Home Equity Mortgage Trust
Series 2006-1, Class A2 5.30%, 5/25/36(a)(e)	160	148,512
Residential Funding Mortgage Securities II, Inc.
Series 2005-HI2, Class A3 4.46%, 5/25/35(a)	182	180,473

		763,009

Other - Floating Rate – 0.3%
Libertas Preferred Funding Ltd.
Series 2007-3A, Class 2 5.893%, 4/09/47(b)(d)(f)	420	92,400
Petra CRE CDO Ltd.
Series 2007-1A, Class C 6.231%, 2/25/47(b)(d)(f)	250	230,837

		323,237

Autos - Fixed Rate – 0.2%
Capital One Prime Auto Receivables Trust
Series 2005-1, Class A3 4.32%, 8/15/09(a)	173	172,880

Other - Fixed Rate – 0.1%
DB Master Finance, LLC
Series 2006-1, Class A2 5.779%, 6/20/31(a)(d)	100	100,776

Total Asset-Backed Securities (cost $5,690,703)		4,974,718

U.S. TREASURIES – 3.7%
U.S. Treasury Bonds
4.50%, 2/15/36(a)	4,018	3,857,280
8.75%, 5/15/17(a)	345	457,341

Total U.S. Treasuries (cost $4,285,638)		4,314,621

EMERGING MARKETS - NON-INVESTMENT GRADES – 3.2%
Non Corporate Sectors – 3.2%
Sovereign – 3.2%
Republic of Brazil
8.25%, 1/20/34(a)	1,405	1,819,475

20	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Republic of Panama
8.875%, 9/30/27(a)	$225	$290,025
9.375%, 4/01/29(a)	225	305,438
Republic of Philippines
8.25%, 1/15/14(a)	258	290,895
8.875%, 3/17/15(a)	78	91,650
Republic of Peru
7.35%, 7/21/25(a)	510	585,225
8.75%, 11/21/33(a)	250	333,750

Total Emerging Markets - Non-Investment Grades (cost $3,315,025)		3,716,458

CORPORATES - NON-INVESTMENT GRADES – 1.7%
Industrial – 1.2%
Basic – 0.2%
Ineos Group Holdings PLC
8.50%, 2/15/16(a)(d)	110	104,500
Packaging Corp. of America
5.75%, 8/01/13(a)	196	196,240

		300,740

Communications - Media – 0.5%
Cablevision Systems Corp.
Series B
8.00%, 4/15/12(a)	105	102,638
Clear Channel Communications, Inc.
5.50%, 9/15/14(a)	275	219,014
DirecTV Holdings LLC
6.375%, 6/15/15(a)	100	96,500
Echostar DBS Corp.
6.625%, 10/01/14(a)	32	32,640
7.125%, 2/01/16(a)	88	91,960

		542,752

Communications - Telecommunications – 0.1%
Qwest Communications International, Inc.
7.50%, 2/15/14(a)	60	60,750
Series B
7.50%, 2/15/14(a)	35	35,438

		96,188

Consumer Cyclical - Automotive – 0.1%
General Motors Corp.
8.25%, 7/15/23(a)	130	117,325

Consumer Cyclical - Other – 0.2%
Harrah’s Operating Co., Inc
5.625%, 6/01/15(a)	56	43,400
5.75%, 10/01/17(a)	20	14,750
6.50%, 6/01/16(a)	69	54,682

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	21

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

MGM Mirage
8.375%, 2/01/11(a)	$95	$99,275

		212,107

Transportation - Services – 0.1%
Hertz Corp.
8.875%, 1/01/14(a)	90	92,700

		1,361,812

Utility – 0.3%
Electric – 0.2%
Edison Mission Energy
7.00%, 5/15/17(a)(d)	100	97,750
NRG Energy, Inc.
7.25%, 2/01/14(a)	120	120,000
7.375%, 2/01/16(a)	90	89,775

		307,525

Natural Gas – 0.1%
Williams Cos, Inc.
7.875%, 9/01/21(a)	95	104,500

		412,025

Financial Institutions – 0.2%
Insurance – 0.1%
Liberty Mutual Group, Inc.
7.80%, 3/15/37(a)(d)	165	155,064

REITS – 0.1%
American Real Estate Partners
7.125%, 2/15/13(a)	40	39,000
Icahn Enterprises LP
7.125%, 2/15/13(a)(d)	30	29,250

		68,250

		223,314

Total Corporates - Non-Investment Grades (cost $2,045,770)		1,997,151

GOVERNMENT-RELATED - NON-U.S. ISSUERS – 1.6%
Sovereigns – 1.6%
Russian Federation
7.50%, 3/31/30(a)(d)(e) (cost $1,847,821)	1,687	1,902,047

MORTGAGE CMO’S – 0.7%
Non-Agency Fixed Rate – 0.3%
Residential Accredit Loans, Inc.
Series 2007-QS1, Class 1A1
6.00%, 1/25/37(a)	379	385,639

22	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Non-Agency Adjustable Rate – 0.3%
Countrywide Alternative Loan Trust
Series 2005-62, Class 2A1
5.933%, 12/25/35(a)(b)	$213	$208,492
Series 2007-OA3, Class M1
5.183%, 4/25/47(a)(b)	180	144,608

		353,100

Agency Adjustable Rate – 0.1%
Fannie Mae Grantor Trust
Series 2004-T5, Class AB4
5.485%, 5/28/35(a)(b)	65	61,703

Total Mortgage CMO’s (cost $841,168)		800,442

	Shares
SHORT-TERM INVESTMENTS – 8.9%
Investment Companies – 8.9%
AllianceBernstein Fixed-Income Shares, Inc. - Prime STIF Portfolio(g) (cost $10,421,239)	10,421,239	10,421,239

Total Investments – 101.8% (cost $119,639,663)		118,868,706
Other assets less liabilities – (1.8)%		(2,070,553)

Net Assets – 100.0%		$116,798,153

INTEREST RATE SWAP TRANSACTIONS (see Note D)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Portfolio	Payments received by the Portfolio	Unrealized Appreciation/ (Depreciation)
Lehman Brothers	$4,000	1/23/08	3 Month LIBOR	4.777%	$42,262
Lehman Brothers	2,000	12/04/11	3 Month LIBOR	4.850%	32,802

FINANCIAL FUTURES CONTRACTS (see Note D)

Type	Number of Contracts	Expiration Month	Original Value	Value at October 31, 2007	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
U.S. T-Bond Futures	64	December 2007	$7,123,717	$7,206,000	$82,283
U.S. T-Note 10 Yr Futures	9	December 2007	980,878	990,141	9,263
U.S. T-Note 2 Yr Futures	1	December 2007	206,518	207,109	591

Sold Contracts
U.S. T-Note 5 Yr Futures	73	December 2007	7,814,171	7,836,094	(21,923)

					$70,214

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	23

Portfolio of Investments

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at October 31, 2007	Unrealized Appreciation/ (Depreciation)
Buy Contracts:
Japanese Yen settling 11/15/07	538,467	$4,751,739	$4,675,809	$(75,930)
Japanese Yen settling 11/15/07	270,250	2,308,131	2,346,729	38,598
Swedish Krona settling 12/20/07	8,900	1,378,871	1,402,219	23,348

Sale Contracts:
Japanese Yen settling 11/15/07	1,489,362	13,041,131	12,932,961	108,170
Mexican Peso settling 11/21/07	12,800	1,166,588	1,198,566	(31,978)
Mexican Peso settling 11/21/07	5,948	549,052	556,982	(7,930)
Mexican Peso settling 11/21/07	6,446	594,622	603,561	(8,939)
Swedish Krona settling 11/07/07	8,739	1,268,601	1,375,922	(107,321)

(a)	Position, or a portion thereof, has been segregated to collateralize forward currency exchange contracts. The aggregate market value of these securities amounted to $103,825,790.

(b)	Floating Rate Security. Stated interest rate was in effect at October 31, 2007.

(c)	Variable rate coupon, rate shown as of October 31, 2007.

(d)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2007, the aggregate market value of these securities amounted to $5,314,503 or 4.6% of net assets.

(e)	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at October 31, 2007.

(f)	Illiquid security, valued at fair value. (See note A)

(g)	Investment in affiliated money market mutual fund.

The Portfolio currently owns investments collateralized by subprime mortgage loans. Subprime loans are offered to homeowners who do not have a history of debt or who have had problems meeting their debt obligations. Because repayment is less certain, subprime borrowers pay a higher rate of interest than prime borrowers. As of October 31, 2007, the Portfolio’s total exposure to subprime investments was 3.51%. These investments are valued in accordance with the Fund’s Valuation Policies (see Note A.1 for additional details).

Currency	Abbreviations:
JPY	– Japanese Yen
MXN	– Mexican Peso

Glossary:
LIBOR–	London Interbank Offered Rates
TBA	– To Be Announced

See notes to financial statements.

24	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

October 31, 2007

Assets
Investments in securities, at value
Unaffiliated issuers (cost $109,218,424)	$108,447,467
Affiliated issuers (cost $10,421,239)	10,421,239
Cash	47,142 (a)
Receivable for capital stock sold	2,240,212
Receivable for investment securities sold	1,931,762
Interest receivable	996,332
Unrealized appreciation of forward currency exchange contracts	170,116
Unrealized appreciation of swap contracts	75,064

Total assets	124,329,334

Liabilities
Payable for investment securities purchased	6,233,431
Payable for capital stock redeemed	673,325
Unrealized depreciation of forward currency exchange contracts	232,098
Dividends payable	132,467
Transfer Agent fee payable	50,242
Distribution fee payable	37,953
Payable for variation margin on futures contracts	34,859
Advisory fee payable	11,319
Accrued expenses	125,487

Total liabilities	7,531,181

Net Assets	$116,798,153

Composition of Net Assets
Capital stock, at par	$11,407
Additional paid-in capital	125,369,384
Undistributed net investment income	549,127
Accumulated net realized loss on investment and foreign currency transactions	(8,449,708)
Net unrealized depreciation on investments and foreign currency denominated assets and liabilities	(682,057)

$116,798,153

Net Asset Value Per Share—21 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$41,695,675	4,070,888	$10.24	*

B	$20,156,567	1,969,377	$10.23

C	$9,404,315	920,324	$10.22

Advisor	$32,375,428	3,161,101	$10.24

R	$576,556	56,314	$10.24

K	$7,222,044	704,775	$10.25

I	$5,367,568	523,986	$10.24

*	The maximum offering price per share for Class A shares was $10.69 which reflects a sales charge of 4.25%.

(a)	An amount of U.S.$47,140 has been segregated to collateralize the open margin requirements for futures contracts outstanding at October 31, 2007.

See notes to financial statements.

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	25

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Year Ended October 31, 2007

Investment Income
Interest	$5,642,868
Dividends
Affiliated issuers	406,433

		$6,049,301

Expenses
Advisory fee	531,653
Distribution fee—Class A	130,410
Distribution fee—Class B	256,379
Distribution fee—Class C	95,284
Distribution fee—Class R	1,897
Distribution fee—Class K	5,078
Transfer agency—Class A	119,025
Transfer agency—Class B	83,840
Transfer agency—Class C	27,990
Transfer agency—Advisor Class	86,920
Transfer agency—Class R	902
Transfer agency—Class K	4,004
Transfer agency—Class I	6,651
Custodian	188,321
Administrative	96,000
Printing	91,413
Registration fees	89,821
Audit	67,460
Legal	41,342
Directors’ fees	37,252
Miscellaneous	15,484

Total expenses	1,977,126
Less: expenses waived and reimbursed by the Adviser and Distributor (see Notes B & C)	(673,756)
Less: expense offset arrangement (see Note B)	(16,270)

Net expenses		1,287,100

Net investment income		4,762,201

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions		1,078,367
Futures contracts		(13,594)
Swap contracts		(59,973)
Foreign currency transactions		411,767
Net change in unrealized appreciation/depreciation of:
Investments		(1,081,117)
Futures contracts		14,901
Swap contracts		59,808
Foreign currency denominated assets and liabilities		249,289

Net gain on investment and foreign currency transactions		659,448

Net Increase in Net Assets from Operations		$5,421,649

See notes to financial statements.

26	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Statement of Operations

STATEMENT OF CHANGE IN NET ASSETS

	Year Ended October 31, 2007	Year Ended October 31, 2006
Increase (Decrease) in Net Assets from Operations
Net investment income	$4,762,201	$5,228,161
Net realized gain (loss) on investment transactions and foreign currency transactions	1,416,567	(1,852,032)
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(757,119)	2,098,491

Net increase in net assets from operations	5,421,649	5,474,620
Dividends to Shareholders from
Net investment income
Class A	(1,777,326)	(1,956,143)
Class B	(876,000)	(1,406,469)
Class C	(325,277)	(506,478)
Advisor Class	(1,398,500)	(1,279,752)
Class R	(14,913)	(503)
Class K	(88,463)	(411)
Class I	(234,290)	(133,302)
Capital Stock Transactions
Net decrease	(4,247,625)	(22,524,934)

Total decrease	(3,540,745)	(22,333,372)
Net Assets
Beginning of period	120,338,898	142,672,270

End of period (including undistributed net investment income of $549,127 and $185,856, respectively)	$116,798,153	$120,338,898

See notes to financial statements.

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	27

Statement of Change in Net Assets

NOTES TO FINANCIAL STATEMENTS

October 31, 2007

NOTE A

Significant Accounting Policies

AllianceBernstein Bond Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund, which is a Maryland corporation, operates as a series company currently comprised of three portfolios: the Corporate Bond Portfolio, the Intermediate Bond Portfolio and the U.S. Government Portfolio. Each series is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the Intermediate Bond Portfolio. The Intermediate Bond Portfolio (the “Portfolio”) offers Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 3% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares six years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All seven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has

28	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Notes to Financial Statements

been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (the “Adviser”) may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	29

Notes to Financial Statements

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

4. Investment Income and Investment Transactions

Interest income is accrued daily. Investment transactions are accounted for on the trade date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

5. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each settled class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets. Expenses of the Fund are charged to each Portfolio in proportion to net assets.

6. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

30	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Notes to Financial Statements

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .45% of the first $2.5 billion, .40% of the next $2.5 billion and .35% in excess of $5 billion, of the Portfolio’s average daily net assets. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to .98%, 1.68%, 1.68%, .68%, 1.18%, .93% and .68% of the daily average net assets for the Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. For the year ended October 31, 2007, such waiver amounted to $436,894.

Pursuant to the Advisory Agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the year October 31, 2007, the Adviser voluntarily agreed to waive its fees for services. Such waiver amounted to $96,000.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $218,896 for the year ended October 31, 2007.

For the year ended October 31, 2007, the Portfolio’s expenses were reduced by $16,270 under an expense offset arrangement with ABIS.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Portfolio’s shares. The Distributor has advised the Portfolio that it has retained front-end sales charge of $2,081 from the sale of Class A shares and received $11,417, $10,306 and $2,996 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended October 31, 2007.

The Portfolio may invest in the AllianceBernstein Fixed-Income Shares, Inc. — Prime STIF Portfolio and the AllianceBernstein Fixed-Income Shares, Inc. — Government STIF Portfolio (collectively, the “STIF Portfolios”), open-end management investment companies managed by the Adviser. The STIF Portfolios are offered as cash management options to mutual funds, trusts, and other accounts managed by the Adviser, and are not available for direct purchase by members of the public. The STIF Portfolios pay no investment management fees.

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	31

Notes to Financial Statements

NOTE C

Distribution Services Agreement

The Portfolio has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Portfolio pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Portfolio’s average daily net assets attributable to Class A shares, 1% of the Portfolio’s average daily net assets attributable to both Class B and Class C shares, .50% of the Portfolio’s average daily net assets attributable to Class R shares and .25% of the Portfolio’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. From November 1, 2005 through July 31, 2007, with respect to Class B shares, payments to the Distributor were voluntarily being limited to .30% of the average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. For the year ended October 31, 2007, such waiver amounted to $140,862. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has incurred expenses in excess of the distribution costs reimbursed by the Portfolio in the amounts of $256,591, $540,574, $55,697 and $1,534 for Class B, Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Portfolio in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended October 31, 2007 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$38,863,186	$43,001,606
U.S. government securities	160,978,414	158,560,456

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding swaps, futures, and foreign currency transactions) are as follows:

Cost	$119,768,630

Gross unrealized appreciation	$852,882
Gross unrealized depreciation	(1,752,806)

Net unrealized depreciation	$(899,924)

32	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Notes to Financial Statements

1. Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for investment purposes. A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as net unrealized appreciation or depreciation by the Portfolio.

The Portfolio’s custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Portfolio having a value at least equal to the aggregate amount of the Portfolio’s commitments under forward currency exchange contracts entered into with respect to position hedges. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars reflects the total exposure the Portfolio has in that particular currency contract.

2. Dollar Rolls

The Portfolio may enter into dollar rolls. Dollar rolls involve sales by the Portfolio of securities for delivery in the current month and the Portfolio’s simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Portfolio forgoes principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls involve the risk that the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. Dollar rolls are speculative techniques and may be considered to be borrowings by the Portfolio. For the year ended October 31, 2007, the Portfolio earned drop income of $35,760 which is included in interest income in the accompanying statement of operations.

3. Swap Agreements

The Portfolio may enter into swaps to hedge its exposure to interest rates and credit risk or for investment purposes. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	33

Notes to Financial Statements

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities.

The Portfolio accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities. Once the interim payments are settled in cash, the net amount is recorded as realized gain/loss on swaps, in addition to realized gain/loss recorded upon the termination of swap contracts on the statement of operations. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation/depreciation of investments.

The Portfolio may enter into credit default swaps. The Portfolio may purchase credit protection on the referenced obligation of the credit default swap (“Buy Contract”) or provide credit protection on the referenced obligation of the credit default swap (“Sale Contract”). A sale/(buy) in a credit default swap provides upon the occurrence of a credit event, as defined in the swap agreement, for the Portfolio to buy/(sell) from/(to) the counterparty at the notional amount (the “Notional Amount”) and receive/(deliver) the principal amount of the referenced obligation. If a credit event occurs, the maximum payout amount for a Sale Contract is limited to the Notional Amount of the swap contract (“Maximum Payout Amount”). During the term of the swap agreement, the Portfolio receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon interest rate applied to the Notional Amount. These interim payments are recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities.

Credit default swaps may involve greater risks than if a Portfolio had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Portfolio is a buyer and no credit event occurs, it will lose its investment. In addition, if the Portfolio is a seller and a credit event occurs, the value of the referenced obligation received by the Portfolio coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a loss to the Portfolio.

In certain circumstances, the Portfolio may hold Sale Contracts on the same referenced obligation and with the same counterparty it has purchased credit protection, which may reduce its obligation to make payments on Sale Contracts, if a credit event occurs.

34	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Notes to Financial Statements

4. Financial Futures Contracts

The Portfolio may buy or sell financial futures contracts for the purpose of hedging its portfolio against adverse effects of anticipated movements in the market. The Portfolio bears the market risk that arises from changes in the value of these financial instruments and the imperfect correlation between movements in the price of the futures contracts and movements in the price of the securities hedged or used for cover.

At the time the Portfolio enters into a futures contract, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

NOTE E

Securities Lending

The Portfolio has entered into a securities lending agreement with A.G. Edwards & Sons, Inc. (the “Lending Agent”). Under the terms of the agreement, the Lending Agent, on behalf of the Portfolio, administers the lending of portfolio securities to certain broker-dealers. In return, the Portfolio receives fee income from the lending transactions or it retains a portion of interest on the investment of any cash received as collateral. The Portfolio also continues to receive dividends or interest on the securities loaned. Under the terms of the securities lending agreement, security voting rights pass to the borrower, although the Portfolio can at will terminate a loan and regain the right to vote. Unrealized gain or loss on the value of the securities loaned that may occur during the term of the loan will be reflected in the accounts of the Portfolio. All loans are continuously secured by collateral exceeding the value of the securities loaned. All collateral consists of either cash or U.S. Government securities. The Lending Agent may invest the cash collateral received in accordance with the investment restrictions of the Portfolio in one or more of the following investments: U.S. government or U.S. government agency obligations, bank obligations, corporate debt obligations, asset-backed securities, investment funds, structured products, repurchase agreements and an eligible money market fund. The Lending Agent will indemnify the Portfolio for any loss resulting from a borrower’s failure to return a loaned security when due. During the year ended October 31, 2007, the Portfolio did not engage in security lending.

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	35

Notes to Financial Statements

NOTE F

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Year Ended October 31, 2007	Year Ended October 31, 2006	Year Ended October 31, 2007	Year Ended October 31, 2006

Class A
Shares sold	1,379,681	1,129,468	$14,116,487	$11,391,299

Shares issued in reinvestment of dividends	152,560	173,344	1,558,020	1,748,384

Shares converted from Class B	522,389	330,816	5,335,182	3,337,159

Shares redeemed	(2,344,846)	(2,436,484)	(23,914,918)	(24,510,901)

Net decrease	(290,216)	(802,856)	$(2,905,229)	$(8,034,059)

Class B
Shares sold	279,564	246,163	$2,856,625	$2,477,033

Shares issued in reinvestment of dividends	73,156	114,155	747,130	1,150,003

Shares converted to Class A	(522,641)	(330,844)	(5,335,182)	(3,337,159)

Shares redeemed	(824,163)	(1,495,859)	(8,411,104)	(15,047,953)

Net decrease	(994,084)	(1,466,385)	$(10,142,531)	$(14,758,076)

Class C
Shares sold	288,241	274,371	$2,939,462	$2,749,577

Shares issued in reinvestment of dividends	24,926	22,799	253,963	229,319

Shares redeemed	(364,829)	(874,231)	(3,720,943)	(8,794,276)

Net decrease	(51,662)	(577,061)	$(527,518)	$(5,815,380)

Advisor Class
Shares sold	388,273	314,494	$3,975,442	$3,167,310

Shares issued in reinvestment of dividends	135,932	127,711	1,387,912	1,287,059

Shares redeemed	(306,141)	(412,435)	(3,122,035)	(4,157,384)

Net increase	218,064	29,770	$2,241,319	$296,985

Class R
Shares sold	64,912	7	$666,830	$75

Shares issued in reinvestment of dividends	1,362	12	13,868	127

Shares redeemed	(11,236)	(7)	(114,547)	(75)

Net increase	55,038	12	$566,151	$127

36	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Notes to Financial Statements

	Shares			Amount
	Year Ended October 31, 2007	Year Ended October 31, 2006		Year Ended October 31, 2007	Year Ended October 31, 2006

Class K
Shares sold	706,480	–0–		$7,129,791	$–0–

Shares issued in reinvestment of dividends	7,789	–0–	(a)	79,429	3

Shares redeemed	(10,471)	–0–		(106,758)	–0–

Net increase	703,798	–0–	(a)	$7,102,462	$3

Class I
Shares sold	92,357	577,257		$943,159	$5,761,626

Shares issued in reinvestment of dividends	22,881	12,658		233,647	126,933

Shares redeemed	(171,830)	(10,304)		(1,759,085)	(103,093)

Net increase (decrease)	(56,592)	579,611		$(582,279)	$5,785,466

(a)	Share amount is less than one full share.

NOTE G

Risks Involved in Investing in the Portfolio

Interest Rate Risk and Credit Risk — Interest rate risk is the risk that changes in interest rates will affect the value of the Portfolio’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Portfolio’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Foreign Securities Risk — Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Indemnification Risk — In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	37

Notes to Financial Statements

has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $250 million revolving credit facility (the “Facility”) intended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended October 31, 2007.

NOTE I

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended October 31, 2007 and October 31, 2006 were as follows:

	2007	2006
Distributions paid from:
Ordinary income	$4,714,769	$5,283,058
Net long term capital gains	–0–	–0–

Total taxable distributions	4,714,769	5,283,058

Total distributions paid	$4,714,769	$5,283,058

As of October 31, 2007, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$775,901
Accumulated capital and other losses	(8,333,210	)(a)
Unrealized appreciation/(depreciation)	(892,862	)(b)

Total accumulated earnings/(deficit)	$(8,450,171	)(c)

(a)

On October 31, 2007, the Fund had a net capital loss carryforward for federal income tax purposes of $8,262,956 of which $1,312,258 expires in the year 2011, $4,798,199 expires in the year 2013 and $2,152,499 expires in the year 2014. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. For the year ended October 31, 2007, the Fund utilized $1,232,855 of capital loss carryforward. For the year ended October 31, 2007, the Portfolio deferred losses on straddles of $70,254.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the tax treatment of swap income, the difference between book and tax amortization methods for premium, and the realization for tax purposes of gains/losses on certain derivative instruments.

(c)	The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable to dividends payable.

During the current fiscal year, permanent differences primarily due to the tax treatment of swap income, paydown reclassification, foreign currency reclassification,

38	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Notes to Financial Statements

consent fees, and the tax treatment of premium amortization resulted in a net increase in undistributed net investment income, and a net increase in accumulated net realized loss on investment transactions and foreign currency transactions. This reclassification had no effect on net assets.

NOTE J

Legal Proceedings

On October 2, 2003, a purported class action complaint entitled Hindo, et al. v. AllianceBernstein Growth & Income Fund, et al. (“Hindo Complaint”) was filed against the Adviser, Alliance Capital Management Holding L.P. (“Alliance Holding”), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser (“AllianceBernstein defendants”), and certain other unaffiliated defendants, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the AllianceBernstein defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in “late trading” and “market timing” of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Following October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. All state court actions against the Adviser either were voluntarily dismissed or removed to federal court. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred all federal actions to the United States District Court for the District of Maryland. On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the Order of the SEC dated December 18, 2003 as amended and restated January 15, 2004 (“SEC Order”) and the New York State Attorney General Assurance of Discontinuance dated September 1, 2004 (“NYAG Order”).

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding (“MOU”) containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The settlement amount ($30 million) which the Adviser previously accrued

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	39

Notes to Financial Statements

and disclosed, has been disbursed. The derivative claims brought on behalf of Alliance Holding, in which plaintiffs seek an unspecified amount of damages, remain pending.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds’ shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

NOTE K

Recent Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing a fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded in the current period. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. On December 22, 2006, the Securities and Exchange Commission notified the industry that the implementation of FIN 48 by registered investment companies could be delayed until the last business day of the first required financial statement reporting period for fiscal years beginning after December 15, 2006. At this time, management is evaluating the implications of FIN 48 and its impact on the financial statements has not yet been determined.

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact on the financial statements has not yet been determined.

NOTE L

Subsequent Event

On November 2, 2007, the Portfolio acquired all of the net assets of the U.S. Government Portfolio (“USGP”), pursuant to a plan of reorganization approved

40	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Notes to Financial Statements

by the shareholders of USGP. On November 2, 2007, the acquisition was accomplished by a tax-free exchange of 49,054,868 shares of the Portfolio for 74,059,812 shares of USGP. The aggregate net assets of the Portfolio and USGP immediately before the acquisition were $117,767,880 and $504,871,604 (including $6,990,870 of net unrealized appreciation of investments and foreign currency denominated assets and liabilities), respectively. Immediately after the acquisition, the combined net assets applicable to shareholders of the Portfolio amounted to $622,639,484.

Effective November 5, 2007, the Adviser agreed to waive its fees and bear certain expenses to the extent necessary to limit total fund operating expenses on an annual basis to .85%, 1.55%, 1.55% .55%, 1.05%, .80% and ..55% of the average daily net assets for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively.

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	41

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
Year Ended October 31,	July 1, 2003 to October 31, 2003(a)	Year Ended June 30, 2003
2007	2006	2005	2004

Net asset value, beginning of period	$ 10.18	$ 10.15	$ 10.43	$ 10.56	$ 10.82	$ 10.25

Income From Investment Operations
Net investment income(b)(c)	.42	.41	.37	.33	.12	.33
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.06	.04	(.28)	.15	(.25)	.66

Net increase (decrease) in net asset value from operations	.48	.45	.09	.48	(.13)	.99

Less: Dividends and Distributions
Dividends from net investment income	(.42)	(.42)	(.37)	(.38)	(.13)	(.42)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(.23)	– 0	–	– 0	–

Total dividends and distributions	(.42)	(.42)	(.37)	(.61)	(.13)	(.42)

Net asset value, end of period	$ 10.24	$ 10.18	$ 10.15	$ 10.43	$ 10.56	$ 10.82

Total Return
Total investment return based on net asset value(d)	4.79	%*	4.51%	.90%	4.66%	(1.20)%	9.87%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$41,696	$44,409	$52,430	$56,778	$68,213	$76,565
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.98%	.98	%(e)	.98%	.98%	.98	%(f)	.98%
Expenses, before waivers/reimbursements	1.54%	1.34	%(e)	1.31%	1.26%	1.33	%(f)	1.32%
Net investment income(c)	4.13%	4.08	%(e)	3.53%	3.21%	2.60	%(f)	3.08%
Portfolio turnover rate	173%	446%	935%	658%	199%	867%

See footnote summary on page 48.

42	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class B
Year Ended October 31,	July 1, 2003 to October 31, 2003(a)	Year Ended June 30, 2003
2007	2006	2005	2004

Net asset value, beginning of period	$ 10.18	$ 10.15	$ 10.42	$ 10.55	$ 10.81	$ 10.24

Income From Investment Operations
Net investment income(b)(c)	.35	(g)	.38	(g)	.29	.27	.09	.26
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.05	.04	(.25)	.14	(.25)	.66

Net increase (decrease) in net asset value from operations	.40	.42	.04	.41	(.16)	.92

Less: Dividends and Distributions
Dividends from net investment income	(.35)	(.39)	(.31)	(.31)	(.10)	(.35)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(.23)	– 0	–	– 0	–

Total dividends and distributions	(.35)	(.39)	(.31)	(.54)	(.10)	(.35)

Net asset value, end of period	$ 10.23	$ 10.18	$ 10.15	$ 10.42	$ 10.55	$ 10.81

Total Return
Total investment return based on net asset value(d)	3.96	%*	4.20%	.30%	3.93%	(1.44)%	9.12%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$20,157	$30,154	$44,944	$66,635	$96,033	$113,233
Ratio to average net assets of:
Expenses, net of waivers/ reimbursements	1.66%	1.33	%(e)	1.68%	1.68%	1.68	%(f)	1.68%
Expenses, before waivers/reimbursements	2.29%	2.10	%(e)	2.02%	2.00%	2.06	%(f)	2.05%
Net investment income(c)	3.46	%(h)	3.75	%(e)(g)	2.82%	2.59%	2.01	%(f)	2.41%
Portfolio turnover rate	173%	446%	935%	658%	199%	867%

See footnote summary on page 48.

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	43

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class C
Year Ended October 31,	July 1, 2003 to October 31, 2003(a)	Year Ended June 30, 2003
2007	2006	2005	2004

Net asset value, beginning of period	$ 10.16	$ 10.13	$ 10.40	$ 10.53	$ 10.79	$ 10.23

Income From Investment Operations
Net investment income(b)(c)	.35	.34	.29	.27	.09	.26
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.06	.04	(.26)	.14	(.25)	.65

Net increase (decrease) in net asset value from operations	.41	.38	.03	.41	(.16)	.91

Less: Dividends and Distributions
Dividends from net investment income	(.35)	(.35)	(.30)	(.31)	(.10)	(.35)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(.23)	– 0	–	– 0	–

Total dividends and distributions	(.35)	(.35)	(.30)	(.54)	(.10)	(.35)

Net asset value, end of period	$ 10.22	$ 10.16	$ 10.13	$ 10.40	$ 10.53	$ 10.79

Total Return
Total investment return based on net asset value(d)	4.07	%*	3.80%	.30%	3.93%	(1.44)%	9.03%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$9,404	$9,874	$15,689	$19,008	$26,021	$26,445
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.68%	1.68	%(e)	1.68%	1.68%	1.68	%(f)	1.68%
Expenses, before waivers/reimbursements	2.27%	2.07	%(e)	2.03%	1.99%	2.06	%(f)	2.03%
Net investment income(c)	3.45%	3.40	%(e)	2.84%	2.60%	2.03	%(f)	2.41%
Portfolio turnover rate	173%	446%	935%	658%	199%	867%

See footnote summary on page 48.

44	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Advisor Class
Year Ended October 31,	July 1, 2003 to October 31, 2003(a)	Year Ended June 30, 2003
2007	2006	2005	2004

Net asset value, beginning of period	$ 10.18	$ 10.15	$ 10.43	$ 10.55	$ 10.82	$ 10.25

Income From Investment Operations
Net investment income(b)(c)	.45	.44	.39	.36	.13	.36
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.06	.04	(.26)	.16	(.26)	.66

Net increase (decrease) in net asset value from operations	.51	.48	.13	.52	(.13)	1.02

Less: Dividends and Distributions
Dividends from net investment income	(.45)	(.45)	(.41)	(.41)	(.14)	(.45)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(.23)	– 0	–	– 0	–

Total dividends and distributions	(.45)	(.45)	(.41)	(.64)	(.14)	(.45)

Net asset value, end of period	$ 10.24	$ 10.18	$ 10.15	$ 10.43	$ 10.55	$ 10.82

Total Return
Total investment return based on net asset value(d)	5.11	% *	4.83%	1.20%	5.08%	(1.19)%	10.20%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$32,375	$29,966	$29,576	$309,690	$258,747	$246,127
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.68%	.68	%(e)	.68%	.68%	.68	% (f)	.68%
Expenses, before waivers/reimbursements	1.25%	1.02	%(e)	.84%	.96%	1.03	% (f)	1.20%
Net investment income(c)	4.44%	4.38	%(e)	3.72%	3.47%	2.87	% (f)	3.39%
Portfolio turnover rate	173%	446%	935%	658%	199%	867%

See footnote summary on page 48.

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	45

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class R
Year Ended October 31,	November 3, 2003(i) to October 31, 2004
2007	2006	2005

Net asset value, beginning of period	$ 10.18	$ 10.15	$ 10.42	$ 10.53

Income From Investment Operations
Net investment income(b)(c)	.44	.39	.34	.33
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.02	.04	(.26)	.15

Net increase in net asset value from operations	.46	.43	.08	.48

Less: Dividends and Distributions
Dividends from net investment income	(.40)	(.40)	(.35)	(.36)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(.23)

Total dividends and distributions	(.40)	(.40)	(.35)	(.59)

Net asset value, end of period	$ 10.24	$ 10.18	$ 10.15	$ 10.42

Total Return
Total investment return based on net asset value(d)	4.57	%*	4.31%	.81%	4.63%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$577	$13	$13	$16
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.18%	1.18	%(e)	1.18%	1.18	%(f)
Expenses, before waivers/reimbursements	1.74%	1.57	%(e)	1.40%	1.45	%(f)
Net investment income(c)	3.97%	3.89	%(e)	3.31%	2.98	%(f)
Portfolio turnover rate	173%	446%	935%	658%

See footnote summary on page 48.

46	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class K
	Year Ended October 31,			March 1, 2005(i) to October 31, 2005
	2007	2006

Net asset value, beginning of period	$ 10.19	$ 10.16		$ 10.34

Income From Investment Operations
Net investment income(b)(c)	.42	.42		.26
Net realized and unrealized gain (loss) on investment transactions	.06	.03		(.17)

Net increase in net asset value from operations	.48	.45		.09

Less: Dividends
Dividends from net investment income	(.42)	(.42)		(.27)

Net asset value, end of period	$ 10.25	$ 10.19		$ 10.16

Total Return
Total investment return based on net asset value(d)	4.84%*	4.54%		.82%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$7,222	$10		$10
Ratio to average net assets of:
Expenses, net of waivers/ reimbursements	.93%	.93	%(e)	.93	%(f)
Expenses, before waivers/ reimbursements	1.53%	1.27	%(e)	1.15	%(f)
Net investment income(c)	4.39%	4.13	%(e)	3.76	%(f)
Portfolio turnover rate	173%	446%		935%

See footnote summary on page 48.

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	47

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class I
	Year Ended October 31,			March 1, 2005(i) to October 31, 2005
	2007	2006

Net asset value, beginning of period	$ 10.18	$ 10.16		$ 10.34

Income From Investment Operations
Net investment income(b)(c)	.45	.44		.27
Net realized and unrealized gain (loss) on investment transactions	.06	.03		(.17)

Net increase in net asset value from operations	.51	.47		.10

Less: Dividends
Dividends from net investment income	(.45)	(.45)		(.28)

Net asset value, end of period	$ 10.24	$ 10.18		$ 10.16

Total Return
Total investment return based on net asset value(d)	5.10%*	4.71%		.97%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$5,368	$5,913		$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.68%	.68	%(e)	.68	%(f)
Expenses, before waivers/reimbursements	1.09%	.88	%(e)	.89	%(f)
Net investment income(c)	4.44%	4.37	%(e)	3.98	%(f)
Portfolio Turnover Rate	173%	446%		935%

(a)	The Portfolio changed its fiscal year end from June 30 to October 31.

(b)	Based on average shares outstanding.

(c)	Net of fees waived and expenses reimbursed by the Adviser.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	The ratio includes expenses attributable to costs of proxy solicitation.

(f)	Annualized.

(g)	Net of fees and expenses waived by the Distributor.

(h)	Commencement of distributions.

*	Includes the impact of proceeds received and credited to the Portfolio resulting from the WorldCom class action settlement, which enhanced the performance of each share class for the year ended October 31, 2007 by 0.61%.

48	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Financial Highlights

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of AllianceBernstein Bond Fund, Inc.

Intermediate Bond Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Intermediate Bond Portfolio, formerly the Quality Bond Portfolio (the “Portfolio”) (one of the portfolios constituting the AllianceBernstein Bond Fund, Inc.), as of October 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2007 by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Intermediate Bond Portfolio of the AllianceBernstein Bond Fund, Inc. at October 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

New York, New York

December 21, 2007

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	49

Report of Independent Registered Public Accounting Firm

TAX INFORMATION (unaudited)

For foreign shareholders, the Portfolio designates 82.2% of its ordinary dividends as qualified interest income.

50	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Tax Information

BOARD OF DIRECTORS

William H. Foulk, Jr.(1), Chairman

Marc O. Mayer, President and Chief Executive Officer

David H. Dievler(1)

John H. Dobkin(1)

Michael J. Downey(1)

D. James Guzy(1)

Nancy P. Jacklin(1)

Marshall C. Turner(1)

Earl D. Weiner(1)

OFFICERS(2)

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer

Alison M. Martier, Vice President

Douglas J. Peebles, Senior Vice President

Jeffrey S. Phlegar, Vice President

Shawn E. Keegan, Vice President

Joran Laird, Vice President

Greg J. Wilensky, Vice President

Emilie D. Wrapp, Secretary

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Vincent S. Noto, Controller

Custodian State

Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Transfer Agent

AllianceBernstein Investor
Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

(1)	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

(2)	The day-to-day management of and investment decisions for the Fund’s portfolio are made by the U.S. Investment Grade: Core Fixed Income Investment Team. Mr. Greg J. Wilensky, Mr. Shawn E. Keegan, Mr. Joran Laird, Mr. Douglas J. Peebles, Mr. Jeffrey S. Phlegar and Ms. Alison M. Martier are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	51

Board of Directors

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS,* AGE (FIRST YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR
DISINTERESTED DIRECTORS
Chairman of the Board William H. Foulk, Jr., #,*** 75 (1998)	Investment Adviser and an Independent Consultant. He was formerly Senior Manager of Barrett Associates, Inc., a registered investment adviser, with which he had been associated since prior to 2002. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings.	108	None

David H. Dievler, # 78 (1987)	Independent Consultant. Until December 1994, he was Senior Vice President of AllianceBernstein Corporation (“AB Corp.”) (formerly, Alliance Capital Management Corporation) responsible for mutual fund administration. Prior to joining AB Corp. in 1984, he was Chief Financial Officer of Eberstadt Asset Management since 1968. Prior to that, he was Senior Manager at Price Waterhouse & Co. Member of American Institute of Certified Public Accountants since 1953.	107	None

John H. Dobkin, # 65 (1998)	Consultant. Formerly, President of Save Venice, Inc. (preservation organization) from 2001-2002, Senior Advisor from June 1999–June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989 –May 1999. Previously, Director of the National Academy of Design and during 1988–1992, Director and Chairman of the Audit Committee of AB Corp.	106	None

52	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Management of the Fund

NAME, ADDRESS,* AGE (FIRST YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Michael J. Downey, # 63 (2005)	Consultant since January 2004. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. Prior thereto, Chairman and CEO of Prudential Mutual Fund Management from 1987 to 1993.	106	Asia Pacific Fund, Inc., The Merger Fund, and Prospect Aquisition Corp. (financial services)

D. James Guzy, # 71 (2005)	Chairman of the Board of PLX Technology (semi-conductors) and of SRC Computers, Inc., with which he has been associated since prior to 2002. He is also President of the Arbor Company (private family investments).	106	Intel Corporation (semi-conductors) and Cirrus Logic Corporation (semi-conductors)

Nancy P. Jacklin, # 59 (2006)	Formerly, U.S. Executive Director of the International Monetary Fund (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations.	106	None

Marshall C. Turner, Jr., # 66 (2005)	Consultant. Formerly, President and CEO, Toppan Photomasks, Inc. (semi-conductor manufacturing services), 2005-2006, and Chairman and CEO from 2003 until 2005, when the company was acquired and renamed from Dupont Photomasks, Inc. Principal, Turner Venture Associates (venture capital and consulting) 1993-2003.	106	Xilinx, Inc. (semi-conductors) and MEMC Electronic Materials, Inc. (semi-conductor substrates)

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	53

Management of the Fund

NAME, ADDRESS*, AGE (FIRST YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Earl D. Weiner, # 68 2007	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP; member of ABA Federal Regulation of Securities Committee Task Force on Fund Director’s Guidebook; member of Advisory Board of Sustainable Forestry Management Limited.	106	None

INTERESTED DIRECTOR
Marc O. Mayer, + 1345 Avenue of the Americas New York, NY 10105 50 (2003)	Executive Vice President of AllianceBernstein L.P. since 2001, and Executive Managing Director of AllianceBernstein Investments, Inc. (“ABI”) since 2003; prior thereto, he was head of AllianceBernstein Institutional Investments, a unit of AllianceBernstein L.P. from 2001-2003. Prior thereto, Chief Executive Officer of Sanford C. Bernstein & Co., LLC (institutional research and brokerage arm of Bernstein & Co. LLC) (“SCB & Co.”) and its predecessor since prior to 2002.	106	SCB Partners Inc. and SCB Inc.

*	The address for each of the Fund’s disinterested Directors is AllianceBernstein L.P., c/o Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***	Member of the Fair Value Pricing Committee.

#	Member of the Audit Committee, Governance and Nominating Committee, and Independent Directors Committee.

+	Mr. Mayer is an “interested person”, as defined in the 1940 Act, due to his position as Executive Vice President of AllianceBernstein L.P.

54	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Management of the Fund

Officer Information

Certain information concerning the Fund’s Officers is set forth below.

NAME, ADDRESS* AND AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Marc O. Mayer 50	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 62	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to 2002 until March 2003.

Shawn E. Keegan 36	Vice President	Vice President of AllianceBernstein**, with which he has been associated since prior to 2002.

Joran Laird 32	Vice President	Vice President of AllianceBernstein**, with which he has been associated since prior to 2002.

Alison M. Martier 50	Vice President	Senior Vice President of AllianceBernstein**, with which she has been associated since prior to 2002.

Douglas J. Peebles 42	Senior Vice President	Executive Vice President of AllianceBernstein L.P. **, with which he has been associated since prior to 2002.

Jeffrey S. Phlegar 41	Vice President	Executive Vice President of AllianceBernstein**, with which he has been associated since prior to 2002.

Greg J. Wilensky 40	Vice President	Senior Vice President of AllianceBernstein**, with which he has been associated since prior to 2002.

Emilie D. Wrapp 52	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2002.

Joseph J. Mantineo 48	Treasurer and Chief Financial Officer	Senior Vice President of ABIS**, with which he has been associated since prior to 2002.

Vincent S. Noto 43	Controller	Vice President of ABIS**, with which he has been associated since prior to 2002.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	AllianceBernstein L.P., ABI, ABIS and SCB & Co. are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at 1-800-227-4618 for a free prospectus or SAI.

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	55

Management of the Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and AllianceBernstein Bond Fund, Inc. (the “Fund”) with respect to AllianceBernstein Intermediate Bond Portfolio (the “Portfolio”).2,3 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by an August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

1	It should be noted that the Senior Officer’s fee evaluation was completed on October 18, 2007.

2	Future references to the Portfolio do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratios refer to the Class A shares of the Portfolio.

3	The Board of Directors approved a fixed-income fund realignment pursuant to which the Portfolio (the surviving fund) will merge its assets with that of AllianceBernstein U.S. Government Portfolio, expand its non-fundamental investment policies and lower the expense caps of its share classes. Note that such changes were completed on November 5, 2007.

56	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

PORTFOLIO ADVISORY FEES, EXPENSE CAPS, REIMBURSEMENTS & RATIOS

The Adviser proposed that the Portfolio pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in connection with the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.4

Category	Net Assets 09/30/07 (million)	Advisory Fee Based on% of Average Daily Net Assets	Portfolio
Low Risk Income	$117.0	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	Intermediate Bond Portfolio

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. During the Portfolio’s most recently completed fiscal year, the Adviser waived $96,000, (0.073% of the Portfolio’s average daily net assets), the entire amount, that it would have received for such services.

The Adviser agreed to waive that portion of its advisory fees and/or reimburse the Portfolio for that portion of the Portfolio’s total operating expenses to the degree necessary to limit the Portfolio’s expense ratios to the amounts set forth below for the Portfolio’s current fiscal year. The waiver is terminable by the Adviser at the end of the Portfolio’s fiscal year upon at least 60 days written notice. In addition, set forth below are the Portfolio’s gross expense ratios, annualized for the most recent semi-annual period:

Portfolio	Expense Cap Pursuant to Expense Limitation Undertaking		Gross Expense Ratio	Fiscal Year End
Intermediate Bond Portfolio[5]	Advisor Class A Class B Class C Class R Class K Class I	0.68% 0.98% 1.68% 1.68% 1.18% 0.93% 0.68%	1.22% 1.52% 2.27% 2.24% 1.66% 1.22% 1.07%	October 31

4	Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG.

5	Following the merger with U.S. Government Portfolio, the expense caps are 0.55%, 0.85%, 1.55%, 1.55%, 1.05%, 0.80% and 0.55% for Classes Advisor, A, B, C, R, K and I, respectively.

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	57

I.  ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes-Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional client assets due to the greater complexities and time required for investment companies.6 Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolio’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly if the Portfolio is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, it is worth considering information regarding the advisory fees charged to institutional accounts with a substantially similar investment style as the Portfolio.7 In addition to the AllianceBernstein Institutional fee schedule, set forth below is what would have been the effective advisory fee of the Portfolio had the AllianceBernstein Institutional fee schedule been applicable to the Portfolio versus the Portfolio’s advisory fees based on September 30, 2007 net assets.

6	It should be noted that a portion of the Adviser’s expenses for certain accounting, administrative, legal and compliance are reimbursed by the Portfolio to the Adviser, although during the most recently completed fiscal year, the Adviser waived the reimbursement amount in its entirety.

7	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

58	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Portfolio	Net Assets 09/30/07 ($MIL)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Portfolio Advisory Fee
Intermediate Bond Portfolio	$117.0	U.S. Core Schedule 45 bp on 1st $30 million 18 bp on the balance Minimum Account Size: $25m	0.249%	0.450%

The Adviser manages Sanford C. Bernstein Fund, Inc. (“SCB Fund”), an open-end management investment company. The Intermediate Duration Portfolio of SCB Fund has a similar investment style as the Portfolio. Set forth in the table below is Intermediate Duration Portfolio’s advisory fee schedule and what would have been the effective advisory fee of the Portfolio had the fee schedule of Intermediate Duration Portfolio been applicable to the Portfolio versus the Portfolio’s advisory fees based on September 30, 2007 net assets:

Portfolio	SCB Fund Portfolio	Fee Schedule[8]	SCB Fund Effective Fee	Portfolio Advisory Fee
Intermediate Bond Portfolio	Intermediate Duration Portfolio	50 bp on 1st $1 billion 45 bp on next $2 billion 40 bp on next $2 billion 35 bp thereafter	0.500%	0.450%

The Adviser provides sub-advisory investment services to certain other investment companies managed by other fund families. The Adviser charges the following fees set forth below for the following sub-advisory relationship. Also shown is what would have been the effective advisory fee of the Portfolio had the advisory fee schedule of the sub-advisory relationship been applicable to the Portfolio versus the Portfolio’s advisory fees based on September 30, 2007 net assets:

Portfolio		Sub-advised Fee Schedule	Sub-advised Fund Effective Fees	Portfolio Advisory Fee
Intermediate Bond Portfolio	Client #1	0.30% on first $500 million 0.25% on first $500 million 0.20% on first $500 million 0.15% on next $1.5 billion 0.12% thereafter	0.300%	0.450%

8	The SCB Fund Board approved an additional breakpoint of 30 basis points in excess of $7 billion on October 26, 2007. The Directors of the Portfolio were advised of this change on October 30, 2007.

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	59

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Portfolio by the Adviser. In addition, to the extent that this is the only sub-advisory relationship and it is with an affiliate of the Adviser, the fee schedule may not reflect arm’s-length bargaining or negotiations.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services by other investment advisers. Lipper’s analysis included the Portfolio’s ranking with respect to the contractual management fee relative to the median of the Portfolio’s Lipper Expense Group (“EG”) at the approximate current asset level of the Portfolio.9

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes.10 An EG will typically consist of seven to twenty funds.

Portfolio	Contractual Management Fee (%)[11]	Lipper Group Median (%)	Rank
Intermediate Bond Portfolio	0.450	0.500	6/16

9	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” means that the Portfolio has the lowest effective fee rate in the Lipper peer group.

10	Lipper does not consider average account size when constructing EGs. Portfolios with relatively small average account sizes tend to have higher transfer agent expense ratios than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

11	The contractual management fee would not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative, and other services. As previously noted, the Adviser waived such expense reimbursement. In addition, the contractual management fee does not reflect any advisory fee waivers or expense reimbursements for the expense caps that effectively reduce the actual management fee.

60	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Lipper also compared the Portfolio’s most recently completed fiscal year total expense ratio to the medians of the Portfolio’s EG and Lipper Expense Universe (“EU”). The EU is as a broader group compared to the EG, consisting of all portfolios that have the same investment classification/objective and load type as the subject Portfolio.12 Pro-forma total expense ratio information (shown in bold and italicized) is included in the table below.

Portfolio	Expense Ratio (%)[13]	Lipper Group Median (%)	Lipper Group Rank	Lipper Universe Median (%)	Lipper Universe Rank
Intermediate Bond Portfolio	0.976	0.950	9/16	0.903	46/66
Pro-forma[14]	0.850	0.950	4/16	0.903	18/66

Based on this analysis, the Portfolio has a more favorable ranking on a management fee basis than it does on a total expense ratio basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The profitability information for the Portfolio prepared by the Adviser for the Board of Directors was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Portfolio increased during calendar year 2006 relative to 2005.

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have

12	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG peer when selecting an EU peer. Unlike the EG, the EU allows for the same adviser to be represented by more than just one portfolio.

13	Most recently completed fiscal year Class A share total expense ratio.

14	Pro-forma shows what would have been the total expense ratio of the Portfolio had the Portfolio’s new expense limitation undertaking related to the fixed-income fund realignment been in effect for the full fiscal year.

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	61

referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent and distribution related services to the Portfolio and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads and contingent deferred sales charges (“CDSC”).

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Portfolio’s principal underwriter. ABI and the Adviser have disclosed in the Portfolio’s prospectus that they may make revenue sharing payments from their own resources, in addition to revenues derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Portfolio. In 2006, ABI paid approximately 0.044% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $20.4 million for distribution services and educational support (revenue sharing payments). For 2007, it is anticipated, ABI will pay approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $20.0 million.15 During the Portfolio’s most recently completed fiscal year, ABI received from the Portfolio $3,334, $660,624 and $21,305 in front-end sales charges, Rule 12b-1 and CDSC fees, respectively.16

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Portfolio, are charged on a per account basis, based on the level of service provided and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. ABIS’ after-tax profitability decreased in 2006 in comparison to 2005. During the Portfolio’s most recently completed fiscal year, ABIS received $190,459 in fees from the Portfolio.17

15	ABI currently inserts the “Advance” in quarterly account statements and pays the incremental costs associated with the mailing. The incremental cost is less than what an “independent mailing” would cost.

16	During the Portfolio’s most recently completed fiscal year, ABI waived a portion of the Rule 12b-1 distribution fees for Class B shares in the amounts of $259,723, which reduced the effective annual rate for Class B shares to 0.30%.

17	The fees disclosed are net of any expense offsets with ABIS. An expense offset is created by the interest earned on the positive cash balance that occur within the transfer agent account as there is a one day lag with regards to money movement from the shareholder’s account to the transfer agent’s account and then the transfer agent’s account to the Portfolio’s account. During the Portfolio’s most recently completed fiscal year, the fees paid by the Portfolio to ABIS were reduced by $8,817 under the offset agreement between the Portfolio and ABIS.

62	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,18 Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules. subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems, can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms have made such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant, retained by the Senior Officer, provided the Board of Directors an update of the Deli19 The Deli study was originally published in 2002 based on 1997 data. study on advisory fees and various fund characteristics. The preliminary results of the updated study, based on more recent data and using Lipper classifications, were found to be consistent with the results of the original study. The independent consultant observed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES INCLUDING THE PERFORMANCE OF THE PORTFOLIO.

With assets under management of approximately $813 billion as of September 30, 2007, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

18	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

19	The Deli study was originally published in 2002 based on 1997 data.

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	63

The information below shows the 1, 3, and 5 year performance returns and rankings of the Portfolio20 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)21 for the periods ended July 31, 2007.22

	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	5.27	4.91	4.82	5/16	17/84
3 year	3.49	3.33	3.43	3/14	34/74
5 year	3.99	3.88	4.13	6/12	38/64

Set forth below are the 1, 3, 5 year and since inception performance returns of the Portfolio (in bold)23 versus its benchmark.24 Portfolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.25

	Periods Ending July 31, 2007 Annualized Performance
	1 Year (%)	3 Year (%)	5 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
					Volatility (%)	Sharpe (%)
Intermediate Bond Portfolio	5.27	3.49	3.99	5.13	3.45	0.34	5
Lehman Brothers Aggregate Bond Index Inception Date: July 1, 1999	5.58	3.93	4.41	5.99	3.47	0.43	5

20	The performance returns and rankings are for the Class A shares of the Portfolio. It should be noted that the performance returns of the Portfolio that is shown were provided by the Adviser. Lipper maintains its own database that includes the Portfolio’s performance returns. However, differences in the distribution price (ex-date versus payable date) and rounding differences may cause the Adviser’s own performance returns of the Portfolio to be one or two basis points different from Lipper. To maintain consistency in this evaluation, the performance returns of the Portfolio, as reported by the Adviser, are provided instead of Lipper.

21	The Portfolio’s PG is identical to the Portfolio’s EG. The Portfolio’s PU is not identical to the Portfolio’s EU as the criteria for including/excluding a portfolio in/from a PU are somewhat different from that of an EU.

22	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the Portfolio even if the Portfolio may have had a different investment classification/objective at different points in time.

23	The performance returns and risk measures shown in the table are for the Class A shares of the Portfolio.

24	The benchmark’s since inception performance return is from the nearest month-end after inception date. In contrast to the benchmark, the Portfolio’s since inception performance return is from the Portfolio’s actual inception date.

25	Portfolio and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A portfolio with a greater volatility would be seen as more risky than a portfolio with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A portfolio with a higher Sharpe Ratio would be viewed as better performing than a fund with a lower Sharpe Ratio.

64	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Portfolio is reasonable and within the range of what would have been negotiated at arms-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: November 26, 2007

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	65

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies Funds

Balanced Wealth Strategy

Wealth Appreciation Strategy

Wealth Preservation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Tax-Managed Wealth Preservation Strategy

Blended Style Funds

U.S. Large Cap Portfolio

International Portfolio

Tax-Managed International Portfolio

Growth Funds

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Growth Fund

Mid-Cap Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

Global & International

Global Health Care Fund

Global Research Growth Fund

Global Technology Fund

Greater China ‘97 Fund

International Growth Fund

International Research Growth Fund

Value Funds

Domestic

Balanced Shares

Focused Growth & Income Fund

Growth & Income Fund

Small/Mid-Cap Value Fund

Utility Income Fund

Value Fund

Global & International

Global Real Estate Investment Fund*

Global Value Fund

International Value Fund

Taxable Bond Funds

Corporate Bond Portfolio

Diversified Yield Fund*

Emerging Market Debt Fund

Global Bond Fund*

High Yield Fund

Intermediate Bond Portfolio

Short Duration Portfolio

Municipal Bond Funds

National Insured National Arizona California Insured California Florida Massachusetts	Michigan Minnesota New Jersey New York Ohio Pennsylvania Virginia

Intermediate Municipal Bond Funds

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Closed-End Funds

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AllianceBernstein Income Fund*

AllianceBernstein National Municipal Income    Fund*

ACM Managed Dollar Income Fund

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The Spain Fund

Retirement Strategies Funds

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

You should consider the investment objectives, risks, charges and expenses of any AllianceBernstein fund/portfolio carefully before investing. For free copies of our prospectuses, which contain this and other information, visit us online at www.alliancebernstein.com or contact your financial advisor. Please read the prospectus carefully before investing.

*	Prior to January 26, 2007, AllianceBernstein Global High Income Fund was named Alliance World Dollar Government Fund II and AllianceBernstein Income Fund was named ACM Income Fund. Prior to March 1, 2007, Global Real Estate Investment Fund was named Real Estate Investment Fund. Prior to May 18, 2007, AllianceBernstein National Municipal Income Fund was named National Municipal Income Fund. Prior to November 5, 2007, Diversified Yield Fund was named Global Strategic Income Trust and Global Bond Fund was named Global Government Income Trust.

**	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

66	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

AllianceBernstein Family of Funds

NOTES

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	67

NOTES

68	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

IB-0151-1007

ITEM 2.	CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors David H. Dievler and William H. Foulk, Jr. qualify as audit committee financial experts.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm Ernst & Young LLP, for the Fund’s last two fiscal years for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues and quarterly press release review (for those Funds which issue press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

		Audit Fees	Audit-Related Fees	Tax Fees
-AllianceBernstein Intermediate Bond Portfolio	2006	$50,000	$5,406	$12,225
	2007	$52,500	$5,226	$12,875

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) – (c) are for services pre-approved by the Fund’s Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund, which include preparing an annual internal control report pursuant to Statement on Auditing Standards No. 70 (“Service Affiliates”):

		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Total Amount of Foregoing Column Pre- approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
-AllianceBernstein Intermediate Bond Portfolio	2006	$1,027,519	$149,146
			$(136,921)
			$(12,225)
	2007	$908,856	$137,621
			$(124,746)
			$(12,875)

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3 (c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT
12 (a) (1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AllianceBernstein Bond Fund, Inc.

By:	/s/ Marc O. Mayer
Marc O. Mayer
President

Date:	December 27, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Marc O. Mayer
Marc O. Mayer
President

Date:	December 27, 2007

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date:	December 27, 2007